SUPPLEMENT DATED JANUARY 15, 2026
TO THE
SUMMARY AND STATUTORY PROSPECTUSES
DATED NOVEMBER 28, 2025
OF
ABACUS FCF REAL ASSETS LEADERS ETF (ABLD)
(the “Fund”)
(a series of Abacus FCF ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectus.

    Effective immediately, first four paragraphs in the section titled “Principal Investment Strategies” in the Fund’s Prospectus is replaced in its entirety by the following:

To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in component securities of the Underlying Index. The Underlying Index is sponsored and maintained by Abacus FCF Indexes LLC (the “Index Provider”), an affiliate of Abacus FCF Advisors LLC, the Fund’s investment adviser (the “Adviser”). The Underlying Index is a rules-based equity index designed to track the performance of “real assets” equities with strong free cash flow return on invested capital (“FCF-ROIC”), as identified by the Index Provider through extensive historical research. The Fund intends to maintain a portfolio of securities that generally replicates the holdings of the Underlying Index.

The Index Provider currently defines “real assets” equities as common stock, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), and American Depositary Receipts (“ADRs”) included in the “Real Assets Industry Group,” as defined by the Index Provider. The Index Provider currently classifies the following sectors as within the Real Assets Industry Group, each as defined by a third-party industry classification system: real estate related sectors; infrastructure related sectors; commodities related sectors; natural resources related sectors; and utilities related sectors.

To be eligible for inclusion in the Underlying Index, an equity security must meet the following requirements (“Eligible Securities”): (i) be included in the Real Assets Industry Group; (ii) be U.S. or Canadian exchange listed; (iii) have a 6-month monthly average price volume in the top 45 percentile of the global equity universe; (iv) have a trading lot size, multiplied by the 6-month average closing price, of less than $100,000; (v) have reported the following financial statement items within the past 12 months, based on its most recent financial reports: (a) free cash flow, (b) net income, (c) total revenue, (d) total assets, and (e) total equity; (vi) have reported positive free cash flow in the past 12 months; and (vii) not be a target company in any pending or completed mergers and/or acquisitions within the past 12 months. The Underlying Index may include securities of issuers of all capitalization sizes.

The Underlying Index utilizes the Adviser’s proprietary Abacus FCF Leaders Model (the “Model”) to evaluate Eligible Securities and scores them based on FCF-ROIC. The Model assesses a company’s FCF-ROIC by analyzing factors such as capital expenditure, accruals, cash flow margins, asset turnover, and other financial metrics.

A target weighting is then assigned to each Eligible Security based on its FCF-ROIC score, with adjustments for company-specific risk using a proprietary factor derived from the historical volatility of each Eligible Security’s stock price over the preceding 12-month period. The resulting risk-adjusted score is used to calculate active weights for each security, which are combined with their free-float market capitalization. The Underlying Index includes those remaining Eligible Securities until one of the following thresholds is met: (1) over 90% of the cumulative weight of the Eligible Securities has been included in the Underlying Index, or (2) the number of included securities reaches 50. The weights of all securities are then rescaled to construct the final portfolio, seeking to ensure high-conviction exposure to companies with strong and sustainable profitability.

Please keep this supplement with your Prospectuses for future reference.